
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

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
[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Citrix Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                  DETACH HERE

                                     PROXY


                              CITRIX SYSTEMS, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 16, 2002

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned stockholder of Citrix Systems, Inc., a Delaware corporation (the "Corporation"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 5, 2002 and hereby appoints Mark B. Templeton and John P. Cunningham, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at Fort Lauderdale Marriott North, 6650 North Andrews Avenue, Fort Lauderdale, Florida 33309 on May 16, 2002 at 10:00 a.m., local time, and at any adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.


SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                SIDE

CITRIX SYSTEMS, INC.

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

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
VOTE BY TELEPHONE                                                   VOTE BY INTERNET

It's fast, convenient, and immediate!                               It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                                confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:                                       Follow these four easy steps:

1. Read the accompanying Proxy Statement and                        1. Read the accompanying Proxy Statement and
   Proxy Card.                                                         Proxy Card.

2. Call the toll-free number                                        2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).                                    http://www.eproxyvote.com/ctxs

3. Enter your Voter Control Number located on                       3. Enter your Voter Control Number located on
   your Proxy Card above your name.                                    your Proxy Card above your name.

4. Follow the recorded instructions.                                4. Follow the instructions provided.

YOUR VOTE IS IMPORTANT!                                             YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                                        Go to http://www.eproxyvote.com/ctxs anytime!

   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


                                  DETACH HERE


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

THESE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" THE PROPOSAL IN ITEM 2.

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
1. To elect two members to the Board of Directors to serve for three year terms as Class I Directors:
                                                                    2. To transact such other business as may
   Nominees: (01) Tyrone F. Pike and (02) Kenneth E. Lonchar           properly come before the meeting or any
                                                                       adjournments or postponements thereof.
               FOR                    WITHHELD
               ALL    [ ]         [ ] FROM ALL                             FOR       AGAINST       ABSTAIN
             NOMINEES                 NOMINEES                             [ ]         [ ]           [ ]
      [ ]
         -----------------------------------------
          For all nominees except as noted above

                                                                    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

                                                                    MARK HERE IF YOU PLAN TO ATTEND THE MEETING   [ ]

                                                                    (This proxy should be marked, dated and signed by the
                                                                    stockholder(s) exactly as his or her name(s) appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


Signature                                Date:                      Signature                               Date:
         -------------------------------      -------------                  -------------------------------     -------------
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